united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

INCOME VIT FUND
Tactical Bond Management

Annual Report
December 31, 2017

1-877-7PWRINC
1-877-779-7462

Distributed by Northern Lights Distributors, LLC
Member FINRA

POWER INCOME VIT FUND ANNUAL LETTER TO SHAREHOLDERS

By Jeffrey R. Thompson, Chief Executive Officer,
Investment Committee

February 7, 2018

Dear Investors,

We are pleased to address our sixth annual shareholder letter.

The Power Income VIT Fund’s (“The Fund”) objective is to maximize total return from income and capital appreciation with the preservation of capital a secondary objective. The Fund seeks to beat an index of all bonds, corporate and government (Bloomberg Barclays U.S. Aggregate Bond Index). During the period from December 31, 2016 to December 31, 2017 the Power Income VIT Fund had the following performance for the various share classes relative to the fixed income indices:

Returns for Period December 31, 2016 through
December 31, 2017

12/31/16-
12/31/17
Power Income VIT Fund Class I	4.32%
Power Income VIT Fund Class 2	2.12%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%
BofA Merrill Lynch U.S. High Yield Master II Index	7.47%

Source: Gemini Fund Services

The Power Income VIT Fund employs a “Tactical” approach to investing. The Fund generally invests in high yield bond funds and/ or money market funds utilizing a proprietary defensive trading system to determine the investments. The system indicates whether it is time to be invested in the high yield asset class or money markets. The purpose of switching between these two investments is an attempt to minimize losses during a downturn and maximize gains during upturns. In addition, the “Tactical” approach can employ a hedging strategy utilizing mutual funds with an inverse relationship to the high yield asset class or short sell high yield Exchange Traded Funds (ETFs). Hedging may be utilized to offset a long position to attempt to bring the Fund to a market neutral position. In addition, the Fund may employ leveraged loan funds or floating rate funds which have similar characteristics to the high yield asset class.

2017 WAS A VERY EXCITING YEAR FOR W.E. DONOGHUE AND OUR INVESTORS

W.E. Donoghue had a very exciting year from a business perspective as we launched 3 new tactical custom indices in collaboration with Standard and Poor’s and S-Networks Global Indices, Inc.: W.E. Donoghue Power Floating Rate Index, W.E. Donoghue Power High Yield Index, and W.E. Donoghue Power Treasury Index. In addition, the firm closed on a transaction of acquiring JAForlines Global LLC.

On December 29, 2017, W.E. Donoghue formally agreed to acquire JAForlines Global LLC, an investment firm specializing in tactical global risk-managed ETF strategies. With them joining the team, our combined AUM/AUA is now $3.3 billion (as of December 31, 2017).

This past year proved to be an exciting year for W.E. Donoghue and our investors. The markets continued to perform well as the economic backdrop provided for synchronized global growth, low inflation, low volatility, low domestic unemployment and generally broad central bank accommodative policies. As is depicted in the following chart, both the U.S. domestic equity asset classes and the international equity asset classes all experienced double digit gains for the year:

Source: Bloomberg Finance LP.

As is evidenced on the chart on the previous page, the international equity asset classes outperformed U.S. equity asset classes due to a confluence of reasons. After years of struggling with a profits recession, non-U.S. equity markets have outperformed domestic markets for the first time in five years.

A weakening dollar combined with better valuation fundamentals and earnings growth has benefited foreign markets. Domestically, large caps outperformed mid and small caps in 2017. In addition, growth outperformed value as high growth areas such as technology performed well. The recent strong technology move in some respects is reminiscent of the late 1990’s. With years of global central bank accommodation, the economic backdrop has clearly become a Goldilocks environment. U.S. unemployment is very low currently around 4.1%. Further, interest rates remain globally at very low levels. This has created an extremely benign environment of historically low volatility. Consider that during calendar year 2017 there were no down months on the S&P 500 Index and there were no down days that were greater than 2%. In addition, volatility hit a historical low during the year as is evidenced in the following chart on the VIX (a measurement of stock market volatility):

Historical VIX (as of 12/31/2017)

Source: Bloomberg Finance LP.

FIXED INCOME RETURNS REMAIN SUBDUED YET POSITIVE

The fixed income markets’ returns remained subdued yet positive. With a strong fundamental economic backdrop, credit areas such as high yield bonds and bank loans performed relatively well. In addition, emerging market bonds fared well with the falling U.S. dollar. The low yield environment will still hamper global investors. As is reflected in the following chart, there remains a scarcity of global fixed income instruments yielding more than 4%:

Source: BlackRock Investment Institute, Thomson Reuters, Bloomberg Barclays indices. As of 12/31/2017.

1. As of 12/31/2017. Sources Barclays Live, Morgan Markets, “MBS” = BBg Barc Agency Fixed Rate MBS Index. “IG Credit” = BBg Barc US Corporate Investment Grade Index. “EMD” = JP Morgan Emerging Market Bond Index Global. “Bank Loans” = S&P Leveraged Loan Index. “High Yield” = BBg Barc US Corporate High Yield Index. “CMBS” = BBg Barc CMBS Index. “High Yield” = BBg Barc US Corporate High Yield Index. “Global High Yield” = BBg Barc Global High Yield USD Index. “Global Credit” = BBg Barc Global Aggregate. “US Municipal” = BBg Barc Municipal Bond USD. “US Agencies” = BBg Barc US Aggregate: Agencies USD. “Euro Periphery” is an equally weighted average of BBg Barc Global indices for Italy, Spain, and Ireland (USD). “Euro Core” is an equally weighted average of BBg Barc Global indices for France and Germany. It is not possible to invest directly in an index. Past performance is not a reliable indicator of current or future results. IG Credit, Bank Loans, and High Yield represent Yield-to-Worst.

When you factor in inflation, there are very few areas left in fixed income offering net positive returns. As can be seen in the following chart, the three areas that investors can have a chance with respect to yield are bank loans, emerging market debt and high yield bonds. However, keep in mind these areas do come with credit risk:

Source: Barclays, S&P LCD, J.P. Morgan. As of 12/31/2017.

The fixed income asset classes will continue to have some headwind from the U.S. Federal Reserve. Janet Yellen and the Fed have been choreographing their monetary policy shift since December of 2015 when they first raised short term interest rates. Last year the Fed raised rates three times with the most recent being in December to take Fed Funds Rate (short term interest rate) to between 1.25% and 1.5%. In addition, the Fed had shifted in the fourth quarter away from a policy that helped stabilize and fuel the economy “Quantitative Easing” towards “Quantitative Tightening”. The central bank is seeking to normalize the Fed balance sheet which accumulated about $4.5 trillion in debt to help stimulate the economy. This shift will be monitored by the markets to see what impact it may have on interest rates. In addition, the Fed is guiding currently with 2-3 additional rate hikes in 2018. This could be impactful to bond investors moving forward as bond prices are inversely correlated with interest rates. Generally speaking, the higher the quality of the bond, the longer the duration, the more negatively they can be impacted.

High yield and bank loans have tended to outperform higher quality fixed income sectors during periods of rising rate environments. Bank loans have performed best when rates have risen more sharply such as in 1994 and 1999. Both bank loans and high yields have performed well when rates rise more gradually such as 2004-2006 and 2013 as is depicted in the following chart:

Source: S&P LCD, Barclays as of 12/31/2016. “Treasuries”= BBg Barclays Capital US Treasury Index, “Investment Grade”=BBg Barclays Capital US Aggregate Index, “High Yield”=BBg Barclays Capital US High Yield Index, “Bank Loans”=S&P Leveraged Loan Index. Past performance is no guarantee of future results. Investments in non-investment-grade debt securities (“bank loans”) may be subject to greater market fluctuations & risk of default or loss of income & principal than securities in higher rating categories. Index performance shown for illustrative purposes only. It is not possible to invest directly in an index.

***	Represents periods when the Fed made explicit changes to the Fed Funds Rate (FFR).

Overall, the performance of the Power Income VIT Fund for the period 12/31/16 thru the end of 2017 can largely be attributed to the dividends received from the underlying high yield funds and floating rate funds, capital gains from the underlying high yield positions and interest received from the cash and cash equivalent exposure. As is evidenced in the aforementioned table, the Power Income VIT Fund Class 1 outperformed its primary benchmark being the Bloomberg Barclays U.S. Aggregate Bond Index but underperformed the BofA Merrill Lynch U.S. High Yield Master II Index. The Power Income VIT Fund Class 2 underperformed both benchmarks for the period. The largest high yield fund positions that were taken during the time period were the PIMCO High Yield Fund (PHIYX) and the BlackRock High Yield Fund (BHYIX). There were in general two different environments during the period referenced where the high yield asset class experienced some downside volatility. As previously mentioned, in such environments the Power Income VIT Fund will apply its sell discipline to each respective underlying fund and shift to a defensive position in cash or cash equivalents or utilize inverse funds in an attempt to preserve capital. The fund is currently postured in a bullish position predominantly invested in high yield bond funds and floating rate funds.

DIVIDENDS AND DISTRIBUTIONS

In accordance with the Funds policies and prospectus the Power Income VIT Fund did make the following dividend and capital gain distributions for each of the respective share classes:

Power Income VIT Fund Class 1

Distribution Date	Dividend Income	Distribution Total
12/6/2017	$0.1790	$0.1790

Power Income VIT Fund Class 2

Distribution Date	Dividend Income	Distribution Total
12/6/2017	$0.0869	$0.0869

Source: Gemini Fund Services

MARKET OUTLOOK AND POTENTIAL POWER INCOME VIT FUND IMPLICATIONS

W.E. Donoghue is cautiously bullish overall. We do not see a recession in the imminent future. However, we do believe we will likely see an uptick in volatility in 2018. As has previously been expressed, valuations are stretched. However, the economic backdrop has been improving albeit at a sluggish pace by normal recovery standards. We are in the Mid-Late stage of the cyclical economic cycle. Global central banks have been providing accommodative policies over the last decade which have helped the global markets recover from the financial crisis. They have injected massive amounts of liquidity into the system which overall has pushed asset prices higher and interest rates lower. This has driven investors into a position of reaching for yield and stretching into more risky areas to seek income and or a total return. We could see the tide shifting as the U.S. begins to perform quantitative tightening (QT) and the European Central Bank (ECB) may soon be changing policy to be less accommodative as well. There are signs showing up that indicate late cycle behavior such as looser covenants on credit financing. The risks that could escalate are an unforeseen escalation of inflation, mis-step in monetary tightening, and Geopolitical risk such as North Korea’s aggressive missile testing threats. However, we believe our solutions being tactical can be nimble and potentially preserve capital should a turning point be near. Otherwise, we will continue to follow our discipline, our technical indicators, and our emotionally detached rules-based, mechanical, quantitative and technical processes.

Bottom line, W.E. Donoghue sees the potential for a continuation of the trend in equities provided that Trump fulfills on his growth promises and the subsequent earnings growth data are supportive. It is conceivable that assets continue to flow away from bonds and provide for further multiple expansion in addition to policy driven organic growth. In light of the aforementioned backdrop, we believe the fixed income asset classes will be faced with a headwind. In turn, we believe the credit markets will be the preferred fixed income asset class and we believe high yield and particularly bank loans and floating rates will be more opportunistic. However, we also believe that future returns from high yield and bank loans will likely be more muted and coupon driven. W.E. Donoghue believes traditional asset allocation will likely be less effective as we move into an environment of rising interest rates. In turn, we emphatically believe that our solutions have the potential to provide compelling strategies for the environment we face on the horizon.

As of the time of this letter, W.E. Donoghue as previously mentioned is predominantly in a bullish position. However, we will be monitoring the markets very closely as we will likely see some additional volatility with the Federal Reserve’s attempt to normalize interest rates. We want to thank you for your continued investment and vote of confidence in the Power Income VIT Fund.

Regards,

Investment Committee
W.E. Donoghue & Co., LLC.

The BofA Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The Master II is a measure of the broad high yield market. You cannot invest in an index.

The Bloomberg Barclays U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS. You cannot invest in an index.

The historical performance of the BofA Merrill Lynch U.S. High Yield Master II Index and Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

6111-NLD-2/9/2018

Power Income VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ended December 31, 2017, compared to its benchmarks:

		Annualized	Annualized	Annualized
	One Year	Three Year	Five Year	Since Inception **
Power Income VIT Fund - Class 1	4.32%	3.40%	3.30%	3.46%
Power Income VIT Fund - Class 2	2.12%	1.29%	1.46%	1.76%
Bloomberg Barclays Capital U.S. Aggregate Bond Index***	3.54%	2.24%	2.10%	2.34%
Merrill Lynch U.S. High Yield Master II Index****	7.47%	6.38%	5.80%	6.67%

Comparison of the Change in Value of a $10,000 Investment

* The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The total operating expenses as stated in the fee table to the Fund’s prospectus dated May 1, 2017 are 2.56% and 3.06% for Class 1 and Class 2 respectively. For performance information current to the most recent month-end, please call 1-877-779-7462.

** Inception date for Class 1 and Class 2 shares is April 30, 2012.

*** The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

**** The Merrill Lynch U.S. High Yield Master II Index measures the performance of below investment grade, U.S. dollar denominated corporate bonds, publicly issued in the U.S. domestic market. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of December 31, 2017

Holdings By Investment Type	% of Net Assets
Mutual Funds	84.0%
Exchange Traded Funds	14.9%
Short-Term Investments	1.6%
Liabilities in Excess of Other Assets	(0.5)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

Power Income VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	MUTUAL FUNDS - 84.0%
	DEBT FUNDS - 84.0%
105,811	BlackRock Funds II - Floating Rate Income Portfolio - Institutional Class	$1,078,215
203,070	BlackRock High Yield Portfolio - Institutional Class	1,583,943
156,832	Columbia High Yield Bond Fund - Institutional Class	462,656
39,003	Deutsche High Income Fund - Institutional Class	186,044
18,601	Hartford High Yield Fund - Institutional Class	139,697
44,448	Invesco High Yield Fund - Class Y	186,680
69,152	JPMorgan High Yield Fund - Institutional Class	512,419
36,066	Lord Abbett High Yield Fund - Institutional Class	279,148
48,524	MainStay High Yield Corporate Bond Fund - Institutional Class	279,014
10,308	Metropolitan West High Yield Bond Fund - Institutional Class	100,194
53,412	Neuberger Berman High Income Bond Fund - Institutional Class	464,148
156,299	PIMCO High Yield Fund - Institutional Class	1,400,435
62,675	Virtus Seix Floating Rate High Income Fund - Institutional Class	545,273
14,325	Virtus Seix High Income Fund - Institutional Class	93,397
22,176	Virtus Seix High Yield Fund - Institutional Class	186,504
	TOTAL MUTUAL FUNDS (Cost - $7,492,638)	7,497,767

	EXCHANGE TRADED FUNDS - 14.9%
	DEBT FUNDS - 14.9%
6,871	iShares iBoxx $ High Yield Corporate Bond ETF	599,564
1,841	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	184,984
9,907	SPDR Bloomberg Barclays High Yield Bond ETF	363,785
6,699	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	184,624
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,342,380)	1,332,957

	SHORT-TERM INVESTMENTS - 1.6%
	MONEY MARKET FUNDS - 1.6%
1,611	Dreyfus Treasury Securities Cash Management - Institutional Class, 1.11% *	1,611
1,619	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 1.14% *	1,619
143,665	Goldman Sachs Financial Square Funds - Government Fund - FST Shares, 1.19% *	143,665
1,753	Invesco Stit Liquid Assets - STIT - Government & Agency Portfolio - Institutional Class, 0.88% *	1,753
	TOTAL SHORT-TERM INVESTMENTS (Cost - $148,648)	148,648

	TOTAL INVESTMENTS - 100.5% (Cost - $8,983,666)	$8,979,372
	LIABILITIES LESS OTHER ASSETS - (0.5)%	(48,251)
	NET ASSETS - 100.0%	$8,931,121

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

*	Money market fund; interest rate reflects effective yield on December 31, 2017

See accompanying notes to financials statements.

Power Income VIT Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investment securities:
At cost	$8,983,666
At value	$8,979,372
Dividends and interest receivable	2,163
Prepaid expenses and other assets	115
TOTAL ASSETS	8,981,650

LIABILITIES
Due to custodian	6,428
Accrued audit fees payable	15,009
Investment advisory fees payable	512
Distribution (12b-1) fees payable	3,840
Payable for Fund shares redeemed	14,676
Payable to related parties	2,449
Accrued expenses and other liabilities	7,615
TOTAL LIABILITIES	50,529
NET ASSETS	$8,931,121

Composition of Net Assets:
Paid in capital	$8,888,833
Accumulated net investment income	210,182
Accumulated net realized loss from security transactions	(163,600)
Net unrealized depreciation on investments	(4,294)
NET ASSETS	$8,931,121

Net Asset Value Per Share:
Class 1 Shares:
Net Assets	$122
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	11
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.68 (a)

Class 2 Shares:
Net Assets	$8,930,999
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	900,887
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.91

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

See accompanying notes to financial statements.

Power Income VIT Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends	$440,944
Interest	8,364
TOTAL INVESTMENT INCOME	449,308

EXPENSES
Investment advisory fees	95,613
Distribution (12b-1) fees:
Class 2	47,806
Professional fees	37,458
Accounting services fees	25,189
Printing and postage expenses	15,501
Administrative services fees	14,062
Trustees fees and expenses	12,755
Transfer agent fees	11,500
Compliance officer fees	11,441
Custodian fees	4,751
Insurance expense	250
Other expenses	250
TOTAL EXPENSES	276,576
Less: Fees waived/expenses reimbursed by the Advisor	(37,536)
NET EXPENSES	239,040

NET INVESTMENT INCOME	210,268

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	106,160
Net change in unrealized depreciation on investments	(110,210)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,050)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$206,218

See accompanying notes to financial statements.

Power Income VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
FROM OPERATIONS
Net investment income	$210,268	$79,309
Net realized gain from security transactions	106,160	230,899
Net change in unrealized appreciation (depreciation) on investments	(110,210)	213,044
Net increase in net assets resulting from operations	206,218	523,252

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class 1	(2)	—
Class 2	(79,393)	—
Net decrease in net assets from distributions to shareholders	(79,395)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 2	1,629,356	1,674,218
Net asset value of shares issued in reinvestment of distributions:
Class 1	2	—
Class 2	79,393	—
Payments for shares redeemed:
Class 2	(3,293,839)	(5,542,167)
Net decrease in net assets from shares of beneficial interest	(1,585,088)	(3,867,949)

TOTAL DECREASE IN NET ASSETS	(1,458,265)	(3,344,697)

NET ASSETS
Beginning of Year	10,389,386	13,734,083
End of Year *	$8,931,121	$10,389,386
* Includes undistributed net investment income of:	$210,182	$79,309

SHARE ACTIVITY
Class 1:
Shares Reinvested	— (a)	—
Net increase in shares of beneficial interest outstanding	— (a)	—

Class 2:
Shares Sold	163,927	174,151
Shares Reinvested	8,028	—
Shares Redeemed	(331,865)	(577,337)
Net decrease in shares of beneficial interest outstanding	(159,910)	(403,186)

(a)	Less than 1 share.

See accompanying notes to financial statements.

Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 1
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.41	$9.74	$10.10	$10.58	$10.31
Activity from investment operations:
Net investment income (1)	0.47	0.07	0.18	0.39	0.47
Net realized and unrealized gain (loss) on investments	(0.02)	0.60	(0.26)	(0.32)	0.11
Total from investment operations	0.45	0.67	(0.08)	0.07	0.58
Less distributions from:
Net investment income	(0.18)	—	(0.28)	(0.39)	(0.20)
Net realized gains	—	—	—	(0.16)	(0.11)
Total distributions	(0.18)	—	(0.28)	(0.55)	(0.31)
Net asset value, end of year	$10.68	$10.41	$9.74	$10.10	$10.58
Total return (2)	4.32%	6.88%	(0.83)%	0.63%	5.74%
Net assets, at end of year	$122	$116	$109	$110	$109
Ratio of gross expenses to average net assets before waiver (3)	2.39%	2.04%	1.76%	1.75%	1.52%
Ratio of net expenses to average net assets after waiver (3)	2.00%	2.00%	1.76%	1.75%	1.52%
Ratio of net investment income to average net assets (3,4)	2.70%	0.66%	0.24%	1.48%	3.30%
Portfolio Turnover Rate	199%	365%	459%	314%	340%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income VIT Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class 2
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.79	$9.38	$9.86	$10.49	$10.27
Activity from investment operations:
Net investment income (loss) (1)	0.22	0.07	(0.03)	0.21	0.29
Net realized and unrealized gain (loss) on investments	(0.01)	0.34	(0.22)	(0.32)	0.17
Total from investment operations	0.21	0.41	(0.25)	(0.11)	0.46
Less distributions from:
Net investment income	(0.09)	—	(0.23)	(0.36)	(0.13)
Net realized gains	—	—	—	(0.16)	(0.11)
Total distributions	(0.09)	—	(0.23)	(0.52)	(0.24)
Net asset value, end of year	$9.91	$9.79	$9.38	$9.86	$10.49
Total return (2)	2.12%	4.37%	(2.51)%	(1.08)%	4.60%
Net assets, at end of year (000s)	$8,931	$10,389	$13,734	$16,398	$20,859
Ratio of gross expenses to average net assets before waiver (3)	2.89%	2.54%	2.26%	2.25%	2.02%
Ratio of net expenses to average net assets after waiver (3)	2.50%	2.50%	2.26%	2.25%	2.02%
Ratio of net investment income (loss) to average net assets (3,4)	2.20%	0.68%	(0.26)%	1.98%	2.80%
Portfolio Turnover Rate	199%	365%	459%	314%	340%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume reinvestment of dividends and capital gain distributions.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

The Power Income VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is to seek total return from income and capital appreciation with capital preservation as a secondary objective. The Fund commenced operations on April 30, 2012.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Class 1 and 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the boards of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2017 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$7,497,767	$—	$—	$7,497,767
Exchange Traded Funds	1,332,957	—	—	1,332,957
Short-Term Investments	148,648	—	—	148,648
Total	$8,979,372	$—	$—	$8,979,372

The Fund did not hold any Level 2 or Level 3 securities during the year.

There were no transfers into and out of Level 1 and 2 during the year. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2014 to December 31, 2016, or expected to be taken in the Fund’s December 31, 2017 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $17,015,479 and $18,255,922, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

W.E. Donoghue & Co., LLC. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of the daily operations of the Fund and the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Advisor earned advisory fees of $95,613.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2018 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.00% and 2.50% for Class 1 and Class 2 shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended December 31, 2017, the Advisor waived fees in the amount of $37,536. The total amount of advisory fees waived subject to recapture is $41,975, of which $4,439 will expire December 31, 2019 and $37,536 will expire on December 31, 2020.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.50% per year of the average daily net assets of Class 2 shares. For the year ended December 31, 2017, the Fund incurred distribution fees under the Plan of $47,806 for Class 2 shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares. During the year ended December 31, 2017, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Trust for serving in such capacities.

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Power Income VIT Fund	$9,005,819	$22,803	$(49,250)	$(26,447)

6.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the fiscal year ended December 31, 2017 was as follows:

Ordinary Income	$79,395
Long-Term Capital Gain	—
Return of Capital	—
$79,395

There were no distributions for the year ended December 31, 2016.

As of December 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized	Total
Ordinary	Carry	Appreciation/	Accumulated
Income	Forwards	(Depreciation)	Earnings/(Deficits)
$210,182	$(141,447)	$(26,447)	$42,288

The difference between book basis and tax basis accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2017, the Power Income VIT Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carry forwards as follows:

Non-	Non-		Capital
Expiring	Expiring		Loss Carry
Short-	Long-		Forward
Term	Term	Total	Utilized
$141,447	$—	$141,447	$128,313

Power Income VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2017, Nationwide Life Insurance Co. held approximately 66.3% of the voting securities for the benefit of others.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust
and the Shareholders of Power Income VIT Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Power Income VIT Fund, a series of shares of beneficial interest in Northern Lights Variable Trust (the “Fund”), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Variable Trust since 2007.

Philadelphia, Pennsylvania
February 15, 2018

Power Income VIT Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2017

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as annuity costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/2017	12/31/2017	7/1/2017 – 12/31/2017
Class 1	2.00%	$1,000.00	$1,014.90	$10.16
Class 2	2.50%	$1,000.00	$1,003.70	$12.63

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/2017	12/31/2017	7/1/2017 – 12/31/2017
Class 1	2.00%	$1,000.00	$1,015.12	$10.16
Class 2	2.50%	$1,000.00	$1,012.60	$12.68

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Power Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010)

12/31/17-NLVT-v4

Power Income VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** Born in 1969	Trustee Since 2013***	Chief Executive Officer, FusionIQ (since 2017); President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017);Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2017, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462

12/31/17-NLVT-v4

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462.

INVESTMENT ADVISOR
W.E. Donoghue & Co., LLC.
629 Washington Street
Norwood, MA 02062

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2015 - $13,500

FYE 2016 - $14,000

FYE 2017 - $14,000

(b)	Audit-Related Fees

FYE 2015 - None

FYE 2016 - None

FYE 2017 - None

(c)	Tax Fees

FYE 2015 - $2,000

FYE 2016 - $2,000

FYE 2017 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2015 - None

FYE 2016 - None

FYE 2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2016	2017
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,000

2016 - $2,000

2017 - $2,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/8/18